MORGAN GRENFELL

INVESTMENT TRUST

MICROCAP FUND

Annual Report September 30, 1999

[MAP OF WORLD]

MORGAN GRENFELL MICRO CAP FUND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

    The Morgan Grenfell Micro Cap Fund (formerly Morgan Grenfell Microcap Fund) significantly outperformed its benchmark for the eleven months ended
September 30, 1999, particularly noteworthy given the extremely high volatility in the smaller capitalization U.S. equity market during this time period. The Fund had a total return of 63.23%(1) for the eleven months ended September 30, 1999, as compared to 14.40% for the Russell 2000 Index and 26.05% for the Russell 2000 Growth Index.(2) The Fund's Board of Trustees approved a change in its fiscal year end from October 31, 1999 to September 30, 1999, thus, while this is an annual report, performance is being reported for the most recent eleven months and life of the Fund as of the end of September.

MARKET REVIEW

Throughout much of the reporting period, microcap stocks, including stocks with market values among the smallest 5% of all publicly traded U.S. firms,(3) as well as the broader equity markets were dominated by investor concerns over inflationary pressures, the direction of interest rates, corporate earnings reports, global economic growth, Y2K preparedness, and more. These fears over both foreign and domestic economies kept investor preference toward more liquid, large-capitalization stocks--especially during the first half of the year.

The second half of the Fund's fiscal period began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over. The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks served to propel these value-oriented stocks at the expense of larger company growth stocks during April and May. This broadening of the stock market included strong performance by smaller and mid-sized companies.

During the third calendar quarter of 1999, economic data pointed to a still robust U.S. economy, an above expectations uptick in the rate of wage growth, and strong global economic growth in Europe, Asia, and Japan. Financial markets grew concerned that synchronized global growth would lead to inflation. To guard against the perceived risks of inflationary pressures, the Federal Reserve Board raised interest rates a total of 0.50% in two subsequent moves on June 30 and August 24, reversing two-thirds of the rate cuts it enacted during the global turmoil of the third calendar quarter of 1998. U.S. equity markets across all sectors were both nervous and weak, producing lackluster performance for the second half as a whole.

Overall, smaller cap stocks underperformed their large cap brethren for the reporting period. However, smaller cap growth stocks outperformed both large cap and mid cap stocks for the eleven months. Also, during the latter six months of the reporting period, the smaller cap sector, as measured by the Russell 2000 Index, returned 8.25%, far outperforming the S&P 500 return of 0.36% for the same six months. In fact, smaller capitalization stocks, and smaller capitalization growth stocks in particular, were the best performing U.S. equity sector for the six months ended September 30, 1999.

INVESTMENT STRATEGY

The weighted average market cap of the Fund's investments on September 30, 1999 was $330 million, with individual companies in the portfolio ranging from capitalizations of about $1 billion to just $31 million. Given the very nature of their small size, microcap stocks are less impacted by macroeconomic factors or general market conditions than other U.S. equity sectors. Rather, the destinies of microcap stocks are

MORGAN GRENFELL MICRO CAP FUND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. Thus, our ability to select individual stocks was key to our outperformance of the Russell 2000 Index in each of the fiscal year's four volatile quarters.

Two additional factors that bolstered Fund performance were our concentration in a relatively limited number of names in the portfolio while staying broadly diversified (68 holdings as of September 30, 1999) and, at the same time, our positioning across economic sectors. Throughout most of the fiscal year, the portfolio was overweight in three top performing sectors:

    - TECHNOLOGY--We focused our research on those companies that we believed would benefit from e-commerce, the need for greater bandwidth and connectivity, and other technology innovations we anticipate will enjoy strong demand in the future. For example, strong performers included HI/FN, a telecommunications-oriented technology company (sold by the Fund on September 22, 1999); Pervasive Software, which develops software that simplifies web-based and client server applications; and Photon Dynamics, which provides test equipment for manufacturers of flat panel display systems.

    - HEALTH CARE--Winners for the Fund in this sector included Sonosite, which produces handheld digital ultrasound devices targeted for use in doctors' offices and by emergency medical technicians. Also producing strong returns were ResMed, which manufactures devices for treating sleep apnea, and Zoll Medical, finding success with its proprietary non-invasive cardiac resuscitation device.

    - ENERGY--The Fund benefited from its holdings in certain exploration and production companies that experienced drilling successes in new oil and gas fields as well as oil service companies whose stock increased in value with the recovery of oil prices this fiscal year.

Also to the benefit of the Fund, the portfolio was underweight in the poorly performing credit sensitive sector, which was particularly impacted by fears of inflation, rising interest rates, and Y2K concerns.

One more factor helping to fuel performance during the annual period was takeovers of several companies in the Fund's portfolio, as corporate America and venture capitalists recognized value in these less well-known microcap companies.

MANAGER OUTLOOK

The U.S. continues to experience tight labor markets, although signs of inflation remain scant. We continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to stay vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding our opportunities to find microcap stocks that we believe are both bargains in a broader universe of stocks and winners early in their growth cycle. We also believe that the vibrant U.S. economy, with its high level of entrepreneurial activity and venture capital backing, should continue to serve as a fertile breeding ground for many attractive investment opportunities as early stage private companies shift to public ownership. Earnings disappointments are our major concern looking ahead; however, we expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

--------------------------------------------------------------------------------

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

    - focus on microcap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future (3)

    - focus on individual stock selection with the goal of providing value-added performance relative to the universe of more than 5,000 very small U.S. companies

    - use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and

    - strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to provide maximum capital appreciation for our shareholders. We thank you for your continued support of the Morgan Grenfell Micro Cap Fund.

Audrey M. T. Jones, Mary Dugan and John P. Callaghan
Members of the Investment Committee of the Morgan Grenfell Micro Cap Fund

COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

                 ----------------------------------------------
                        MICRO CAP, INSTITUTIONAL SHARES
                 ----------------------------------------------

             AVERAGE ANNUAL TOTAL RETURN a/o 9/30/99
                                                       Annualized
                              11 Month      1 Year     Inception
                               Return       Return      to Date
Micro Cap, Institutional
 Shares                        63.23%       65.67%       20.64%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MICROCAP FUND, INSTITUTIONAL SHARES  RUSSELL 2000 INDEX  LIPPER MICROCAP FUND INDEX  S&P 500 INDEX
12/18/1996*                             $250,000            $250,000                    $250,000       $250,000
10/97                                   $315,500            $310,767                    $315,222       $317,425
10/98                                   $258,194            $273,973                    $263,620       $387,227
09/99                                   $421,451            $313,425                    $325,386       $457,663

                 ----------------------------------------------
                           MICRO CAP, SERVICE SHARES
                 ----------------------------------------------

             AVERAGE ANNUAL TOTAL RETURN a/o 9/30/99
                                                       Annualized
                              11 Month      1 Year     Inception
                               Return       Return      to Date
Micro Cap, Service Shares      63.16%       65.74%       16.66%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MICROCAP FUND, SERVICE SHARES  RUSSELL 2000 INDEX  LIPPER MICROCAP FUND INDEX  S&P 500 INDEX
8/21/1997*                       $250,000            $250,000                    $250,000       $250,000
10/97                            $253,210            $256,522                    $265,425       $254,892
10/98                            $206,591            $226,149                    $221,975       $310,943
09/99                            $337,404            $258,715                    $273,984       $367,504

------------------------------

(1)  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
     Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distribution.
     Returns would have been lower during the specified periods if the payment of certain fees by the Fund had not been waived.
(2) Indexes are unmanaged, and investments cannot be made in an index. The Russell 2000 Index is a capitalization weighted index comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation. The S & P 500 Index is an indicator of general market performance. The Lipper
     Microcap Fund Index is made up of funds that invest primarily in companies with a market capitalization of less than $300 million at the time of purchase.
(3) The Fund defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million. It is important to note that while investment in smaller, less seasoned companies may present more opportunities for growth, they also involve greater risks--particularly in the short term--than customarily associated with more established companies. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. Additional risks of investing in a fund of this type, which invests in newly emerging companies, include the potential of erratic earnings patterns, competitive conditions in the industry, limited earnings history, and reliance on one or a limited number of products.
*    Commencement of operations.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND -- SEPTEMBER 30, 1999

--------------------------------------------------------
DESCRIPTION                        SHARES       VALUE
--------------------------------------------------------
COMMON STOCKS -- 94.2%
CAPITAL GOODS -- 0.9%
  Tyler Technologies, Inc.         39,800    $   176,613
                                             -----------
                                                 176,613
                                             -----------
CONSUMER -- 20.0%
  Bombay Company, Inc.*            53,300        269,831
  Championship Auto Racing
    Teams, Inc.*                    8,200        213,200
  Cheap Tickets, Inc.*              9,100        294,612
  Cheesecake Factory, Inc.*         6,200        172,050
  Corporate Executive Board Co.*    7,100        289,325
  CustomTracks Corp.                4,100        121,463
  Damark International, Inc.
    Cl A*                          32,800        330,050
  Deb Shops, Inc.                  11,400        222,300
  Homeseekers.com, Inc.*           21,300        266,250
  K-Swiss, Inc. Cl A                2,500         78,906
  Marketing Services Group,
    Inc.*                           5,600         66,500
  P.F. Chang's China
    Bistro, Inc.*                   4,200         90,825
  PJ America, Inc.*                 9,100        189,963
  Rainbow Rentals, Inc.*           22,000        203,500
  Rare Hospitality
    International, Inc.*            8,200        177,325
  THQ, Inc.*                        3,200        138,000
  Too, Inc.*                        9,500        170,406
  Vans, Inc.*                      32,100        385,200
                                             -----------
                                               3,679,706
                                             -----------
CREDIT SENSITIVE -- 10.6%
  Bank United Financial Corp.,
    Class A*                       30,000        238,125
  CoStar Group, Inc.*               7,000        167,125
  Dime Community Bancshares         8,900        184,675
  E'Town Corp.                      4,400        218,350
  Engle Homes, Inc.                24,600        253,688
  Insurance Management Solutions
    Group, Inc.*                   13,100         39,300
  Intercept Group, Inc.*           16,000        296,000
  MIIX Group, Inc.*                 7,600        128,725
  Republic Security Financial
    Corp.                          48,500        421,344
                                             -----------
                                               1,947,332
                                             -----------
ENERGY -- 6.8%
  Basin Exploration, Inc.*         20,400        489,600
  Chieftan International, Inc.*    13,800        262,200
  Dril-Quip, Inc.*                  8,200        209,612
  Evergreen Resources, Inc.*       10,100        243,031
  Horizon Offshore, Inc.*           5,500         44,000
                                             -----------
                                               1,248,443
                                             -----------
HEALTH CARE -- 18.9%
  Accredo Health, Inc.*            10,200        321,300
  Alkermes, Inc.*                   5,600        161,350
  Cell Genesys, Inc.*              20,600        162,225
  Enzon, Inc.*                      1,300         39,650

--------------------------------------------------------
DESCRIPTION                        SHARES       VALUE
--------------------------------------------------------
  General Surgical
    Innovations, Inc.*             18,500    $   128,922
  Infocure Corp.*                   6,400        120,800
  Nabi, Inc.*                      58,400        302,950
  Nanogen, Inc.*                   27,700        200,825
  ResMed, Inc.*                    16,400        542,225
  Sonosite, Inc.*                  21,900        572,138
  Syncor International Corp.*       9,400        352,500
  Xomed Surgical Products, Inc.
    Cl A*                           2,400        136,800
  Zoll Medical Corp.*              14,700        444,675
                                             -----------
                                               3,486,360
                                             -----------
PROCESS INDUSTRIES -- 3.5%
  CompX International, Inc.
    Cl A*                          14,900        283,100
  Dixie Group, Inc. Cl A*          32,700        253,425
  Pope & Talbot, Inc.               8,400        103,950
                                             -----------
                                                 640,475
                                             -----------
SERVICE COMPANIES -- 4.5%
  Globecomm Systems, Inc.*         31,500        328,781
  Hagler Bailly, Inc.*             20,600        141,625
  Startec Global Communications
    Corp.*                         18,100        248,875
  Vicon Industries, Inc.*          14,200         99,400
                                             -----------
                                                 818,681
                                             -----------
TECHNOLOGY -- 23.8%
  Ansoft Corp.*                    16,300        134,475
  Art Technology Group, Inc.*       5,500        209,344
  Asyst Technologies, Inc.*        12,400        409,200
  Integral Systems, Inc.*           3,800        109,250
  Interphase Corp.*                10,300        240,763
  Kronos, Inc.*                    11,750        431,078
  Mission Critical
    Software, Inc.*                 4,300        191,350
  Pegasus Systems, Inc.*            4,100        153,750
  Pervasive Software, Inc.*        31,800      1,097,100
  Photon Dynamics, Inc.*           34,100        716,100
  Pinnacle Systems, Inc.*           7,000        296,625
  Primus Telecommunications
    Group, Inc.*                   18,100        380,100
                                             -----------
                                               4,369,135
                                             -----------
TRANSPORTATION -- 5.2%
  Isle of Capris Casinos, Inc.*    43,500        435,000
  Providence & Worcester RR Co.    30,000        318,750
  RailTex, Inc.*                   12,500        206,250
                                             -----------
                                                 960,000
                                             -----------
Total Investments -- 94.2%
 (Cost $15,057,935)                           17,326,745
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 5.8%                           1,056,408
                                             -----------
NET ASSETS - 100%                            $18,383,153
                                             -----------
*Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND -- SEPTEMBER 30, 1999

ASSETS

  Investments at Value (cost $15,057,935)                       $ 17,326,745
  Cash                                                             1,964,484
  Receivable for Securities Sold                                      19,997
  Receivable for Capital Shares Sold                                  19,097
  Dividends Receivable                                                    38
                                                                ------------
Total Assets                                                      19,330,361
                                                                ------------

LIABILITIES
  Due to Administrator                                                 7,068
  Payable for Securites Purchased                                    872,532
  Accrued Expenses and Other Liabilities                              67,608
                                                                ------------
Total Liabilities                                                    947,208
                                                                ------------

Net Assets                                                      $ 18,383,153
                                                                ============
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional Shares (unlimited
    authorization; $0.001 par value)                            $ 13,370,070
    Based on 1,051,716 Outstanding Shares of Beneficial
     Interest
  Capital Shares of Service Shares (unlimited authorization;
    $0.001 par value)                                              1,308,161
    Based on 85,756 Outstanding Shares of Beneficial
     Interest
  Accumulated Net Realized Gains on Investments                    1,436,112
  Net Unrealized Appreciation on Investments                       2,268,810
                                                                ------------
  NET ASSETS AT SEPTEMBER 30, 1999                              $ 18,383,153
                                                                ============

COMPUTATION OF NET ASSET VALUE
  Net Assets -- Institutional Shares                            $ 17,000,391
  Shares Outstanding -- Institutional Shares                       1,051,716
  Net Asset Value                                               $      16.16
                                                                ============

  Net Assets -- Service Shares                                  $  1,382,762
  Shares Outstanding -- Service Shares                                85,756
  Net Asset Value                                               $      16.12
                                                                ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND -- FOR THE ELEVEN MONTHS ENDED SEPTEMBER 30, 1999 AND FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                   1999          1998
                                                                ----------    -----------
INVESTMENT INCOME:
  Dividends                                                     $   29,094    $    59,443
  Interest                                                          35,523          9,138
                                                                ----------    -----------
                                                                    64,617         68,581
                                                                ----------    -----------
EXPENSES:
  Investment Advisory Fees                                         225,700        138,127
  Custody Fees                                                      54,407          3,023
  Professional Fees                                                 44,455          3,471
  Registration & Filing Fees                                        42,845          4,531
  Administration Fees                                               33,104         57,677
  Printing Fees                                                     29,551          1,156
  Trustees' Fees and Expenses                                       11,732            432
  Transfer Agent Fees                                                4,154         25,830
  Service Plan Fees                                                  2,222          1,506
  Miscellaneous Expenses                                             6,165          3,289
                                                                ----------    -----------
  Total Expenses                                                   454,335        239,042
  Less: Expenses Absorbed By Adviser                              (227,905)      (100,301)
                                                                ----------    -----------
  Net Expenses                                                     226,430        138,741
                                                                ----------    -----------
NET INVESTMENT LOSS                                               (161,813)       (70,160)
                                                                ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) from Investments                      2,901,017     (1,303,092)
  Net Change in Unrealized Appreciation/(Depreciation) on
    Investments                                                  5,015,840     (3,151,030)
                                                                ----------    -----------
  Net Realized and Unrealized Gain (Loss) on Investments         7,916,857     (4,454,122)
                                                                ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           $7,755,044    $(4,524,282)
                                                                ==========    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND

                                                               FOR THE
                                                                ELEVEN          FOR THE          FOR THE
                                                             MONTHS ENDED      YEAR ENDED     PERIOD ENDED
                                                            SEPTEMBER 30,     OCTOBER 31,      OCTOBER 31,
                                                                 1999             1998        1997 (000'S)*
                                                            --------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net Investment Loss                                        $   (161,813)    $    (70,160)      $  (10)
  Net Realized Gain (Loss) from Investments                     2,901,017       (1,303,092)         143
  Net Change in Unrealized Appreciation/(Depreciation)
    on Investments                                              5,015,840       (3,151,030)         404
                                                             ------------     ------------       ------
  Net Increase (Decrease) in Net Assets from Operations         7,755,044       (4,524,282)         537
                                                             ------------     ------------       ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from Realized Gains
    Institutional Shares                                               --         (129,704)          --
    Service Shares                                                     --           (3,729)          --
                                                             ------------     ------------       ------
  Total Distributions to Shareholders                                  --         (133,433)          --
                                                             ------------     ------------       ------
CAPITAL SHARE TRANSACTIONS:
  Net Proceeds From Shares Sold                                 4,379,721       20,187,420        2,939
  Net Proceeds From Distributions Reinvested                           --          132,609           --
  Net Cost of Shares Redeemed                                  (9,150,944)      (3,548,982)        (190)
                                                             ------------     ------------       ------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                 (4,771,223)      16,771,047        2,749
                                                             ------------     ------------       ------
  Total Increase in Net Assets                                  2,983,821       12,113,332        3,286
NET ASSETS:
Beginning of period                                            15,399,332        3,286,000           --
                                                             ------------     ------------       ------
End of period                                                $ 18,383,153     $ 15,399,332       $3,286
                                                             ============     ============       ======

                    *    COMMENCED OPERATIONS ON 12/18/96.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         -------------------------------------------    -------------------------------------------
                                    INSTITUTIONAL SHARES                              SERVICE SHARES
                         -------------------------------------------    -------------------------------------------
                            FOR THE         FOR THE        FOR THE         FOR THE         FOR THE        FOR THE
                            PERIOD           YEAR          PERIOD          PERIOD           YEAR          PERIOD
                             ENDED           ENDED          ENDED           ENDED           ENDED          ENDED
                         SEPTEMBER 30,    OCTOBER 31,    OCTOBER 31,    SEPTEMBER 30,    OCTOBER 31,    OCTOBER 31,
                            1999(1)          1998          1997(2)         1999(1)          1998          1997(3)
                         -------------    -----------    -----------    -------------    -----------    -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period       $  9.90         $ 12.62        $ 10.00         $  9.88         $ 12.62        $ 12.12
                            -------         -------        -------         -------         -------        -------
  Net investment loss         (0.14)          (0.05)         (0.04)          (0.14)          (0.06)         (0.02)
  Net realized and
    unrealized gains
    (losses)                   6.40           (2.18)          2.66            6.38           (2.19)          0.52
                            -------         -------        -------         -------         -------        -------
Total from investment
  operations                   6.26           (2.23)          2.62            6.24           (2.25)          0.50
                            -------         -------        -------         -------         -------        -------
Less distributions
  from:
  Realized capital
    gains                        --           (0.49)            --              --           (0.49)            --
                            -------         -------        -------         -------         -------        -------
Total distributions              --           (0.49)            --              --           (0.49)            --
                            -------         -------        -------         -------         -------        -------
Net asset value, end of
  period                    $ 16.16         $  9.90        $ 12.62         $ 16.12         $  9.88        $ 12.62
                            =======         =======        =======         =======         =======        =======
TOTAL INVESTMENT RETURN       63.23%+        (18.16)%        26.20%+         63.16%+        (18.33)%         3.87%+
RATIOS TO AVERAGE NET
  ASSETS:
Ratio of Expenses to
  Average Net Assets           1.49%*          1.49%          1.63%*          1.74%*          1.74%          1.74%*
Ratio of Net Investment
  Income/(Loss) to
  Average Net Assets          (1.07)%*        (0.75)%        (0.49)%*        (1.29)%*        (0.98)%        (1.15)%*
Ratio of Expenses to
  Average Net Assets
  (Excluding Expense
  Limitations)                 3.00*           2.59%          3.39%*          3.25%*          2.68%          3.52%*
Ratio of Net Investment
  Income/(Loss) to
  Average Net Assets
  (Excluding Expense
  Limitations)                (2.58)%*        (1.85)%        (2.25)%*        (2.80)%*        (1.92)%        (2.93)%*
SUPPLEMENTAL DATA:
Net assets at end of
  year (000 omitted)        $17,000         $14,363        $ 3,276         $ 1,383         $ 1,036        $    10
Portfolio turnover              115%             85%           272%            115%             85%           272%

*   ANNUALIZED.
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) REPRESENTS THE ELEVEN MONTH PERIOD NOVEMBER 1, 1998 THROUGH SEPTEMBER 30, 1999.
(2) MICRO CAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96.
(3) MICRO CAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/21/97.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND -- SEPTEMBER 30, 1999

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty-two separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to the Morgan Grenfell Micro Cap Fund (the "Fund"), formerly Morgan Grenfell Microcap Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Investment Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each class of shares, less its liabilities, by the number of outstanding shares of the respective class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period

--------------------------------------------------------------------------------

that the difference arises. At September 30, 1999, as a result of permanent differences attributable to net operating loss for the period, the Fund reclassified the following amounts:

                               UNDISTRIBUTED     ACCUMULATED
                              NET INVESTMENT     NET REALIZED
                               INCOME (LOSS)    GAINS (LOSSES)
                              ---------------   --------------
                                 $161,813         $(161,813)

    The above reclassification had no effect on the net assets or net asset value per share of the Fund.
    EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative net assets. Morgan Grenfell, Inc. absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Administration, Investment Advisory Fee and Other Transactions with
Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ("DAMI"), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999, the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between ICC Capital, Inc., an affiliate of the Deutsche Bank AG, and the Trust, replacing DST Systems, Inc., effective November 22, 1999.
    Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Fund's administrator and received an annual fee based on the aggregate average daily net assets of all the Funds of the Trust as follows:
0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund also paid SEI a minimum annual administration fee of $60,000. Services rendered by SEI to the Fund were substantially the same as being rendered by the Administrator, however, administration fees payable to SEI did not include fees payable to Fund's transfer agent and SEI as accounting agent to the Fund.
    Under the advisory agreement with the Trust, DAMI serves as the Investment Adviser ("Investment Adviser") for the Fund. Under the advisory agreement, the Investment Adviser receives on a monthly basis, a fee at an annual rate of 1.50% of the Fund's average daily net assets.
    The Investment Adviser has voluntarily agreed to reduce its investment advisory fees and/ or reimburse the Fund to the extent necessary to limit the Fund's operating expenses to 1.49% of the average daily net assets for the Institutional Class and 1.74% of the average daily net assets for the Service Class.
    Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Investment Adviser.
    SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Fund pursuant to a distribution agreement with the Trust and assists in the sale of shares of the

--------------------------------------------------------------------------------
MORGAN GRENFELL MICRO CAP FUND -- SEPTEMBER 30, 1999

Fund. The Investment Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund. At a meeting held on August 19, 1999, the Board of Trustees of the Trust adopted a resolution to approve a distribution agreement between ICC Distributors Inc. and the Trust, replacing SEI Investments Distribution Co., effective November 1, 1999.
    The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Service Shares pay service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in Service Shares.
    During the period ended September 30, 1999, the Fund purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Investment Adviser or its affiliates at market value.

4. Investment Transactions

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the period ended September 30, 1999, excluding short-term investments, were $16,701,633 and $18,277,550, respectively.
    For federal income tax purposes, the cost of securities owned at September 30, 1999 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on the Fund's investments at September 30, 1999 were $3,638,369, $1,369,559 and $2,268,810, respectively.
    During the period ended September 30, 1999, the Fund utilized $1,267,724 of capital loss carried forward from prior periods.

5. Capital Share Transactions

                             PERIOD ENDED                YEAR ENDED
                          SEPTEMBER 30, 1999          OCTOBER 31, 1998
                         SHARES        AMOUNT       SHARES       AMOUNT
                       -----------   -----------   ---------   -----------
INSTITUTIONAL SHARES
Shares Sold                298,149   $ 3,848,230   1,444,154   $18,023,858
Reinvestment of Dis-
  tributions                    --            --      11,373       128,979
Shares redeemed           (697,276)   (8,514,681)   (264,431)  ($2,784,723)
                       -----------   -----------   ---------   -----------
Net Increase
  (Decrease)              (399,127)  $(4,666,451)  1,191,096   $15,368,114
                       ===========   ===========   =========   ===========

SERVICE SHARES
Shares Sold                 36,267   $   531,491     168,183   $ 2,163,562
Reinvestment of Dis-
  tributions                    --            --         320         3,630
Shares redeemed            (55,428)     (636,263)    (64,347)     (764,259)
                       -----------   -----------   ---------   -----------
Net Increase
  (Decrease)               (19,161)  $  (104,772)    104,156   $ 1,402,933
                       ===========   ===========   =========   ===========

                                       PERIOD ENDED OCTOBER 31, 1997
                                 -----------------------------------------
                                    INSTITUTIONAL            SERVICE
                                       SHARES*              SHARES**
                                 -------------------   -------------------
                                  SHARES     AMOUNT     SHARES     AMOUNT
                                 (000'S)    (000'S)    (000'S)    (000'S)
                                 --------   --------   --------   --------
Shares Sold                        275       $2,924        1        $15
Shares redeemed                    (15)        (185)      --         (5)
                                   ---       ------       --        ---
Net increase                       260       $2,739        1        $10
                                   ===       ======       ==        ===

------------------------------
 *  COMMENCED OPERATIONS ON 12/18/96.
**  COMMENCED OPERATIONS ON 8/21/97.

6. Credit Agreement

By an agreement dated November 2, 1998, certain Portfolios of the Trust including the Fund entered into a Credit Agreement (the "Agreement") with BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating portfolios under the Agreement, which expired on October 31, 1999, was $50,000,000. The Agreement has been extended for a period of three months through January 30, 2000. Interest payments on borrowings are payable by the borrowing Portfolios at the federal funds rate plus 0.50% per annum and the borrowings are payable on demand. The participating Portfolios are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended September 30, 1999, the Fund did not make any borrowings under the Agreement.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Morgan Grenfell Micro Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Morgan Grenfell Micro Cap Fund (the "Fund", formerly Morgan Grenfell Microcap Fund), a series of Morgan Grenfell Investment Trust, at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
November 24, 1999

MORGAN
GRENFELL
INVESTMENT
TRUST--MICRO CAP FUND

------------------

ANNUAL
REPORT

SEPTEMBER 30, 1999

TRUSTEES AND OFFICERS

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE
Richard T. Hale,
PRESIDENT

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Amy Olmert,
TREASURER, CHIEF FINANCIAL OFFICER

Daniel O. Hirsch,
SECRETARY

INVESTMENT ADVISER
Deutsche Asset Management Inc.

ADMINISTRATOR
Deutsche Asset Management Inc.

DISTRIBUTOR
ICC Distributors, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
ICC Capital, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE MORGAN GRENFELL MICRO CAP FUND AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL MICRO CAP FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. ICC DISTRIBUTORS, THE DISTRIBUTOR OF MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MG-F-11-0999-01